UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 Or 15 (d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 12, 2007

House of Taylor Jewelry, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-25377 (Commission File Number)	33-0805583 (IRS employer identification no.)
9200 Sunset Blvd. Suite 425 West Hollywood, California	90069
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(310) 860-2660

 (Registrant’s former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01    Financial Statements and Exhibits.

On March 12, 2007, House of Taylor Jewelry, Inc. issued a press release announcing a strategic alliance with Fine Diamonds LLC/Festdiam Cutting Works, a Sightholder of the Diamond Trading Company, the sales and marketing arm of the De Beers Group of Companies. A copy of that press release is attached to this report as Exhibit 99.1.

 (c) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2007	House of Taylor Jewelry, Inc.
/s/ Pauline Schneider
Pauline Schneider, Chief Financial Officer